EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, J. Michael French., President and Chief Executive Officer of MDRNA, Inc. (“MDRNA”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of MDRNA on Form 10-K/A for the year ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of MDRNA.

By:	/s/ J. Michael French
	Name:	J. Michael French
	Title:	President and Chief Executive Officer

Date: April 30, 2010

A signed original of this written statement required by Section 906 has been provided to MDRNA and will be retained by MDRNA and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies each periodic report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by MDRNA for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.